Exhibit 10.3

Notice of Assignment

COVENTRY COMPANY LIMITED

405 Blok B3, Section 2,

Wangsa Maju, 53300

Kuala Lumpur, Malaysia

Date: February 25, 2026

CCSC INTERCONNECT TECHNOLOGY LIMITED

Room 1301-03, 13/F, Shatin Galleria,

18-24 Shan Mei Street,

Fotan, Shatin, New Territories, Hong Kong

CCSC TECHNOLOGY INTERNATIONAL HOLDINGS LIMITED

Room 1301-03, 13/F, Shatin Galleria,

18-24 Shan Mei Street,

Fotan, Shatin, New Territories, Hong Kong Dear Sirs,

RE: SOFTWARE PURCHASE AGREEMENT DATED FEBRUARY 25, 2026

We refer to the following documents:

(i)	Software purchase agreement dated February 25, 2026 (“Agreement”) entered into between COVENTRY COMPANY LIMITED (Registration No. 52061844) (“Assignor”), CCSC INTERCONNECT TECHNOLOGY LIMITED (Registration No. 38147228) and CCSC TECHNOLOGY INTERNATIONAL HOLDINGS LIMITED (Registration No. 382471); and

(ii)	Deed of Assignment dated February 25, 2026 (“Deed”) entered into between Assignor and the persons named in Schedule 1 of the Deed (the “Assignees”).

The aforementioned documents are appended hereto for your reference. Unless otherwise defined herein, capitalised terms used in this notice shall have the same meanings given to them in the Agreement and the Deed.

We write to notify that, pursuant to the Deed, we have assigned, transferred and conveyed our right and entitlement to receive the Consideration Shares in favour of the Assignees.

Accordingly, we hereby authorise and instruct you to allot and issue the Consideration Shares directly to the Assignees. The number of Consideration Shares to be allotted and issued to each of the Assignees are as specified against each of the Assignees’ names in Schedule 1 of the Deed. Upon your issuance of the Consideration Shares to the Assignees, we agree and acknowledge that your payment obligation in respect of the Purchase Consideration under the Agreement shall be fully satisfied and discharged.

Yours faithfully,
For and on behalf of
Coventry Company Limited

/s/ Chong Yoke Yuan
Name:	Chong Yoke Yuan
Designation: Director

ACCEPTANCE

We, CCSC TECHNOLOGY INTERNATIONAL HOLDINGS LIMITED (Registration No. 382471), hereby acknowledge the receipt of the notice and agree to the terms and conditions as stated in the notice above.

Signed by
For and on behalf of
CCSC TECHNOLOGY INTERNATIONAL HOLDINGS LIMITED

/s/ Chiu Kung Lok
Name:	Chiu Kung Lok
Designation: Chief Executive Officer
Date:	February 25,2026

We, CCSC INTERCONNECT TECHNOLOGY LIMITED (Registration No. 38147228), hereby acknowledge the receipt of the notice and agree to the terms and conditions as stated in the notice above.

Signed by
For and on behalf of
CCSC INTERCONNECT TECHNOLOGY LIMITED

/s/ Chiu Chi Sing
Name:	Chiu Chi Sing
Designation: Director
Date:	February 25,2026